ALPS SERIES TRUST

March 31, 2021

Hillman Value Fund

Supplement to the Statement of Additional Information (“SAI”) dated March 15, 2021

Effective as of the date above, the table and final paragraph in the “DISCLOSURE OF PORTFOLIO HOLDINGS – Policy Overview” section of the SAI is deleted in its entirety and replaced with the following:.

“The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Hillman Capital Management, Inc. (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
UMB Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed
Bloomberg L.P.	Daily	None	Daily	Daily
Thomson Reuters Lipper	Monthly	5 days	Monthly	Monthly
Morningstar, Inc.	Monthly	5 days	Monthly	Monthly
FactSet Research Systems Inc.	Monthly	5 days	Monthly	Monthly
Allvue Systems	Daily	None	Daily	Daily

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.”

Effective as of the same date, the “DISCLOSURE OF PORTFOLIO HOLDINGS – Full Portfolio Holdings” section of the SAI is deleted in its entirety and replaced with the below disclosure:

“Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of the Fund with a five (5) calendar day lag. Except as set forth in this Policy, the full holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT filings are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.”

Effective as of the same date, the “DISCLOSURE OF PORTFOLIO HOLDINGS – Partial Portfolio Holdings” section of the SAI is deleted in its entirety and replaced with the below disclosure:

“Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a five (5) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE